                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: March 19, 1999



                                   AT&T CORP.

A New York                     Commission File               I.R.S. Employer
Corporation                     No. 1-1105                    No.13-4924710



            32 Avenue of the Americas, New York, New York 10013-3412


                         Telephone Number (212) 387-5400

                                                                      AT&T Corp.

ITEM 2.  ACQUISITION OF ASSETS

On March 9, 1999 AT&T Corp. (AT&T) completed the acquisition of Tele-Communications, Inc. (TCI) through a merger. In the merger, AT&T issued (1)
0.7757 AT&T common shares for each share of TCI Group Series A tracking stock,
(2) 0.8533 AT&T common shares for each share of TCI Group Series B tracking stock, (3) one share of newly created Liberty Media Group Class A or Class B tracking stock for each outstanding TCI Liberty Media Group Class A or Class B tracking stock, (4) 0.52 share of newly created Liberty Media Group Class A or Class B tracking stock for each outstanding TCI Ventures Group Class A or Class B tracking stock, and (5) a cash payment in lieu of any fractional AT&T common share or newly created Liberty Media Group tracking share. In the merger, AT&T also exchanged AT&T common shares or newly created Liberty Media Group tracking shares for shares of TCI convertible preferred stock. In total, AT&T issued approximately 439 million common shares (excluding Liberty Media Group tracking shares).

ITEM 5  OTHER EVENTS.

AT&T is making available the combined financial results of Liberty/Ventures Group (a combination of certain assets of Tele-Communications Inc.,) for the year ended December 31, 1998. Filed as Exhibit 99 to this 8-K is the following information:

         1. Report of Independent Accountants.
         2. Combined Balance Sheets at December 31, 1998 and 1997.
         3. Combined Statements of Operations and Comprehensive Earnings for the years ended December 31, 1998, 1997 and 1996.
         4. Combined Statements of Equity for the years ended December 31, 1998, 1997 and 1996.
         5. Combined Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996.
         6. Notes to consolidated financial statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired

         The audited financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 of Tele-Communications Inc., including the report of independent accountants, filed as Exhibit 99.1 to this 8-K includes the following information:

         1. Management's Discussion and Analysis

         2. Report of Independent Accountants.

         3. Consolidated Balance Sheets at December 31, 1998.

         4. Consolidated Statements of Operations and Comprehensive Earnings for the years ended December 31, 1998, 1997 and 1996.

         5. Consolidated Statement of Stockholders' Equity for the years ended December 31, 1998, 1997 and 1996.

         6. Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996.

         7. Notes to consolidated financial statements.

                                                                      AT&T Corp.

(b)   Pro forma financial information

      Pursuant to paragraph (b)(2) of Item 7 of Form 8-K, the Company hereby files the pro forma financial information included in Exhibit 99.2 as follows:

      1. Unaudited pro forma condensed financial introductory paragraph(s).
      2. Unaudited pro forma condensed Balance Sheet at December 31, 1998.
      3. Unaudited pro forma condensed Income Statement for the year ended December 31, 1998. 4. Notes to unaudited pro forma condensed financial information.

(c)   Exhibits

      Exhibit 23.1  Consent of KPMG LLP

      Exhibit 23.2  Consent of KPMG LLP

      Exhibit 99 Liberty Media/Ventures Group financial results and other information for the year ended December 31, 1998.

      Exhibit 99.1 Tele-Communications Inc. financial results and other information for the year ended December 31, 1998.

      Exhibit 99.2 AT&T Corp. unaudited pro forma condensed financial results for the year ended December 31, 1998.

                                                                      AT&T Corp.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             AT&T CORP.




                             /s/ N. S. Cyprus
                             ----------------------------------
                             By: N. S. Cyprus
                                 Vice President and Controller

March 18, 1999

                                                                      AT&T Corp.



                                Exhibit Index


      Exhibit 23.1  Consent of KPMG LLP

      Exhibit 23.2  Consent of KPMG LLP

      Exhibit 99 Liberty Media/Ventures Group financial results and other information for the year ended December 31, 1998.

      Exhibit 99.1 Tele-Communications Inc. financial results and other information for the year ended December 31, 1998.

      Exhibit 99.2 AT&T Corp. unaudited pro forma condensed financial results for the year ended December 31, 1998.